Exhibit 4.2
NNNNN . 016570| 003590|127C|RESTRICTED||4|057-423 WARRANT CERTIFICATE WARRANT CERTIFICATE ADD ADD ADD ADD DESIGNATION PO PAR VALUE $.01 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY BOX MR A 4 3 2 1 SAMPLE 43004, Certificate Shares Number * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * (IF Providence, ZQ 000000 ANY) * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * VUZIX CORPORATION * * * * * * 6 0 0 6 2 0 * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample RI THIS CERTIFICATE IS TO **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander 02940 David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. CERTIFY that for value received Alexander David MR. SAMPLE Sample **** Mr. Alexander David Sample **** Mr. Alexander &David MRS. Sample **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander David &Sample **** CUSIP 92921W 11 0 Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander — MR. SAMPLE & MRS. SAMPLE SEE REVERSE FOR CERTAIN DEFINITIONS 3004 David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample (herein referred to as the “Holder” **600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares**** or the “Warrantholder”), is the 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh ares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sha res****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND registered holder of 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shar es****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Share s***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares* ***600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares** **600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****6006 20**Shares****600620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Sh of Warrants of Vuzix Corporation (the “Corporation”) and is entitled to acquire for each Warrant represented hereby, subject to adjustment At any time prior to the Warrant Expiry Time, the Holder of this Certificate may, upon compliance with the reasonable requirements of the one fully paid and non assessable share of common stock in the capital of the Corporation (a “Common Share”) at an exercise price of Warrant Agent and the requirements contained in the Warrant Indenture and upon surrender of this Certificate, exchange this Certificate CDN$[___] per Common Share, all in the manner and subject to the restrictions and adjustments set forth in the Warrant Indenture (as for another certificate or certificates entitling the Holder thereof to receive, in the aggregate, the same number of Common Shares as are hereinafter defined), at any time prior to 5:00 pm (Toronto time) on [___], 2010; provided that if at any time the issuable under this Certificate. Current Market Price (as defined in the Warrant Indenture) of the Common Shares exceeds CDN$[___], the Corporation shall have the The terms and conditions relating to the Warrants and this Certificate may be modified, changed or added to in accordance with the right and option, exercisable at its sole discretion, to accelerate such date by providing written notice to each registered holder of Warrants provisions of the Warrant Indenture. The Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding within five (5) Business Days and issuing a press release (such time being hereinafter referred to as the “Warrant Expiry Time”’). thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by Total 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Certificate DTC Number Insurance Holder CUSIP The Warrants represented by this Certificate are issued or issuable in fully registrable form only under the provisions of an indenture the holders entitled to acquire a specified majority of the Common Shares which may be acquired pursuant to the exercise of all of the (which indenture together with all other instruments ancillary thereto is referred to herein as the “Warrant Indenture”) dated as of then outstanding Warrants. [___], 2009 between the Corporation and Computershare Trust Company of Canada (the “Warrant Agent”). The holder acknowledges its consent and expressly requests that the Warrant Certificate be drawn up in the English language only. Le Transaction Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Warrant Indenture. Reference is hereby détenteur a expressément exigé que le certificat de bon de souscription soit rédigé en langue anglaise seulement. made to the Warrant Indenture for a full description of the rights of the Holders of the Warrants, the Corporation and the Warrant Agent ID Upon exercise, the Warrants so exercised will be void and of no value or effect. in respect thereof, and the terms and conditions upon which the Warrants evidenced hereby are issued and held, all to the same effect as if the provisions of the Warrant Indenture were herein set forth. By acceptance of this Certificate, the holder assents to all provisions of Value This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Warrant Agent under the Numbers Shares of the Warrant Indenture. To the extent that the terms and conditions set forth in this Certificate conflict with t he terms and conditions of Warrant Indenture. the Warrant Indenture, the Warrant Indenture shall prevail. The Corporation will furnish to the holder of this Certificate, upon request and This Certificate shall be governed by and construed in accordance with the laws of Ontario and the federal laws of Canada applicable therein. without charge, a copy of the Warrant Indenture. Time shall be of the essence hereof. The Warrants evidenced by this Certificate may only be transferred upon due execution and delivery to the Warrant Agent of a Transfer Form in the form attached hereto and in compliance with all the conditions prescribed in the Warrant Indenture and compliance with such IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed as of [___], 2009. other reasonable requirements as the Warrant Agent may prescribe. This Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Indenture. The holding of the Warrants evidenced by this Certificate shall not constitute, or be construed as conferring upon, the Holder any right or interest whatsoever as a shareholder of the Corporation except such rights as may be provided in the Warrant Indenture or in this Certificate. 12345678 DATED <<Month Day, Year>> Num/No 6 5 4 3 2 1 COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. . 123456789012345 TRANSFER AGENT AND REGISTRAR, Denom XXXXXXXXXX XXXXXX Corporate Secretary 6 5 4 3 2 1 1,000,000 . 123456 Total 7 6 5 4 3 2 1 .00 XX X By President AUTHORIZED SIGNATURE

. The right to acquire Common Shares may only be exercised by the Holder within the time set forth above by: (1) duly completing and executing the Exercise Form on the reverse of this certificate; and (2) surrendering this Certificate, together with cash or a certificate cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Corporation at par in Toronto, Ontario in an amount equal to the aggregate Exercise Price of the Common Shares to be purchased hereunder, to the Warrant Agent at the principal transfer offices of the Warrant Agent in the city of Toronto, Ontario. If any Common Shares issuable upon the exercise of Warrants require the maintenance of a current Registration Statement, with respect to such Shares under the Securities Act of 1933, as amended (the “U.S. Securities Act”), in no event shall such Common Shares be issued unless the Common Shares are registered under the U.S. Securities Act pursuant to an effective Registration Statement and the Corporation causes to be delivered to the holder a U.S. Prospectus; provided, however that, if the Registration Statement ceases to be effective, prior to the Expiry Time and for so long as the Registration Statement is not effective, subject to applicable law, a holder of any Warrant may, at its option: (i) exercise such Warrants, if the holder is not a U.S. Purchaser and the holder delivers a duly completed and executed Warrant Exercise Certification (in the form attached as Schedule 2 to the Indenture) certifying that the holder: (A)(1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Warrant Exercise Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the U.S. Securities Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act; and (B) neither the Corporation nor the holder has engaged in any “directed selling efforts” (as defined in Regulation S) in the United States; or (ii) exercise such Warrants in a transaction that does not require registration under the U.S. Securities Act or any applicable U.S. state laws and regulations and the holder has (a) delivered a duly completed and executed Warrant Exercise Certification (in the form attached to the indenture) certifying that the holder is exercising the Warrants pursuant to such exemptions and (b) furnished to the Corporation, prior to such exercise, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect. If no Registration Statement is effective at any time when any Warrant is exercised, the holder shall deliver a completed Warrant Exercise Certification (attached to the Indenture as Schedule 2) to the Warrant Agent and the Corporation. Except where otherwise expressly provided, the Warrants represented by this Certificate shall be deemed to be surrendered only upon Personal delivery hereof or, if sen t by mail or other means of transmission, upon actual receipt thereof by the Warrant Agent at the office referred to above. Upon surrender of these Warrants, the Person or Persons in whose name or names the Common Shares issuable upon exercise of the Warrants are to be issued shall be deemed for all purposes (except as provided in the Warrant Indenture) to be the holder or holders of record of such Common Shares and the Corporation has covenanted that it will (subject to the provisions of the Warrant Indenture) cause a certificate or certificates representing the Common Shares to be delivered or mailed to the Person or Persons at the address or addresses specified in the Exercise Form within three Business Days. In the event of any subdivision or consolidation of the Common Shares or any reclassification, capital reorganization, amalgamation or merger of the Corporation, the holders of Warrants shall, upon exercise of the Warrants following the occurrence of any of those events, be entitled to receive the same number and kind of securities that they would have been entitled to receive had they exercised their Warrants immediately prior to the occurrence of those events, provided that no fractional securities will be issued. The Warrantholder should refer to the Warrant Indenture which provides for adjustments in certain other events. EXERCISE FORM TO: Vuzix Corporation c/o Computershare Trust Company of Canada 100 University Avenue, 8th Floor Toronto, Ontario M5J 2Y1 Attention: Manager, Corporate Trust Fax: 416-361-0470 The undersigned Holder of the Warrants evidenced by the within Certificate hereby irrevocably subscribes for, and exercises his right to be issued, the number of Common Shares set forth below, such Common Shares being issuable upon exercise of such Warrants pursuant to the terms specified in the said Warrants and the Warrant Indenture. The undersigned hereby irrevocably directs that the Common Shares be issued and delivered as follows: Name(s) in full Address(es) (include Postal Code) Number(s) of Common Shares ___ ___TOTAL ___(Please print full name in which certificate(s) are to be issued. If any of the Common Shares are to be issued to a Person or Persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all requisite taxes or other government charges.) Dated this ___day of ___, ___. ___ ___Signature Guarantee (see instruction 2) Signature of Registered Holder Name of Registered Holder 3 Please check box if certificates representing these Common Shares are to be delivered at the office of the Warrant Agent where this Warrant Certificate is surrendered, failing which the certificates will be mailed to the address(es) set forth above. Instructions: The Holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to the Warrant Agent at its principal transfer offices in Toronto, Ontario. Certificates for Common Shares will be delivered or mailed within five Business Days after the exercise of the Warrants. If the Exercise Form indicates that Common Shares are to be issued to a Person or Persons other than the registered holder of the Certificate, the signature on this Exercise Form must be guaranteed by a Schedule 1 major chartered bank company or a member of an acceptable medallion guarantee program. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature guarantees are not accepted from Treasury Branches or credit unions unless they are members of the Stamp Medallion Program. In the United States, signature guarantees must be done by members of the “Medallion Signature Guarantee Program” only. If the Exercise Form is signed by an agent, executor, administrator, curator, guardian, attorney, officer of a corporation or any Person acting in a fiduciary or representative capacity, the cert ificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Corporation. If the Holder exercises its right to receive Common Shares prior to the date which is four months plus one day from the issuance date of the Warrants, the Common Shares may be subject to a hold period and may be issued with a legend reflecting such hold period. TRANSFER FORM Any transfer of Warrants will require compliance with applicable securities legislation. Transferors and transferees are urged to contact legal counsel before effecting any such transfer. FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns to ___, ___Warrants represented by this Warrant Certificate and does hereby irrevocably appoint ___as its attorney with full power of substitution to transfer the said Warrants on the appropriate register of the Warrant Agent. DATED this ___ day of___, ___. ___ ___Signature Guarantee Signature of Registered Holder Name of Registered Holder Instructions: 1. Signature of the Warrantholder must be the signature of the registered holder appearing on the face of this Warrant Certificate. 2. If this Transfer Form is signed by an agent, executor, administrator, curator, guardian, attorney, officer of a corporation or any Person acting in a fiduciary or representative capacity, the Certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Corporation, acting reasonably. 3. The signature on this Transfer Form must be guaranteed by a Schedule 1 major chartered bank/trust company or a member of an acceptable medallion guarantee program. The guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Signature guarantees are not accepted from Treasury Branches or credit unions unless they are members of the Stamp Medallion Program. In the United States, signature guarantees must be done by members of the “Medallion Signature Guarantee Program” only. 4. Warrants shall only be transferable in accordance with applicable that the Warrants and the Common Shares to be delivered upon exercise hereof have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or are exempt from registration thereunder. The undersigned holder understands that the certificate representing the Corporation’s Common Shares issued upon exercise of this Warrant will bear a legend restricting the transfer without registration under the U.S. Securities Act and applicable state securities laws substantially the form set forth in Section 3.01(3) of the Warrant Indenture. Name / Nome: ___Please print or type name and address (including postal code) Address / Adresse: ___Number of Warrants being Exercised: ___DATED this ___day of___, ___. Signature guaranteed by: ___ ___Name of registered holder (please print) — Signature of or on behalf of registered holder Office, Title or other Authorization (if holder not an individual)